FOR IMMEDIATE RELEASE

                                     Contact: Arthur B. Crozier
                                              Innisfree M&A Incorporated
                                              (212) 750-5837

                                              James Arabia
                                              Financial Acquisition Partners, LP
                                              (858) 546-4310

  PRESCOTT GROUP, LARGEST HOLDER AT AMRESCO, INC. SUPPORTS DISSIDENT SLATE AT
                          ANNUAL MEETING PROXY CONTEST

San Diego, CA, May 10, 2001 --- FINANCIAL ACQUISITION PARTNERS, LP, which is waging a proxy contest at the Annual Meeting of AMRESCO, Inc. (NASDAQ: AMMB), announced today that Prescott Group Aggressive Small Cap LP, the largest single holder of AMRESCO stock, intends to support Financial Acquisition's slate of three Directors and its proposals to amend the company's Bylaws at the May 15 Annual Meeting.

Prescott reported ownership of 1,462,788 AMRESCO shares, or approximately 13.8% of the outstanding shares, in its most recent filing with the Securities and Exchange Commission.

"We are very pleased that the Prescott Group has decided to vote for our nominees and Bylaw amendments and we appreciate their support," said James Arabia, one of Financial Partners' nominees.

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